EXHIBIT 99.1
                                                                    ------------








Name and Address of Reporting Person:       Avista Capital Partners, L.P.
                                            c/o Avista Capital Partners GP, LLC
                                            65 East 55th Street, 18th Floor
                                            New York, New York 10022

Issuer Name and Ticker or Trading Symbol:   Geokinetics Inc. [GOKN]

Statement for Month/Day/Year:               12/15/2006

SIGNATURE OF REPORTING PERSON

AVISTA CAPITAL PARTNERS, L.P.

By:    AVISTA CAPITAL PARTNERS GP, LLC, its general partner


By: /s/  Ben Silbert
    -----------------------------------
    Ben Silbert
    General Counsel

JOINT FILER INFORMATION
-----------------------

Name of Joint Filer:                        Avista Capital Partners (Offshore),
                                            L.P.

Address of Joint Filer:                     c/o Avista Capital Partners GP, LLC
                                            65 East 55th Street, 18th Floor
                                            New York, New York 10022

Designated Filer:                           Avista Capital Partners, L.P.

Date of Event Requiring Statement:          December 15, 2006

Issuer Name and Ticker Symbol:              Geokinetics Inc. [GOKN]

Signature:                                  AVISTA CAPITAL PARTNERS (OFFSHORE),
                                            L.P.

                                            By:  AVISTA CAPITAL PARTNERS GP,
                                                 LLC, its general partner


                                            By:   /s/  Ben Silbert
                                                --------------------------------
                                                Ben Silbert
                                                General Counsel

JOINT FILER INFORMATION
-----------------------

Name of Joint Filer:                        Avista Capital Partners GP, LLC

Address of Joint Filer:                     65 East 55th Street, 18th Floor
                                            New York, New York 10022

Designated Filer:                           Avista Capital Partners, L.P.

Date of Event Requiring Statement:          December 15, 2006

Issuer Name and Ticker Symbol:              Geokinetics Inc. [GOKN]

Signature:                                  AVISTA CAPITAL PARTNERS GP, LLC


                                            By:   /s/  Ben Silbert
                                                --------------------------------
                                                Ben Silbert
                                                General Counsel